UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2026

CRH public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-32846	98-0366809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stonemason's Way, Rathfarnham, Dublin 16, D16 KH51, Ireland
(Address of principal executive offices)
+353 1 404 1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares of €0.32 each	CRH	New York Stock Exchange
5.200% Guaranteed Notes due 2029	CRH/29	New York Stock Exchange
5.125% Guaranteed Notes due 2030	CRH/30	New York Stock Exchange
4.400% Guaranteed Notes due 2031	CRH/31	New York Stock Exchange
6.400% Notes due 2033	CRH/33A	New York Stock Exchange
5.400% Guaranteed Notes due 2034	CRH/34	New York Stock Exchange
5.500% Guaranteed Notes due 2035	CRH/35	New York Stock Exchange
5.000% Guaranteed Notes due 2036	CRH/36	New York Stock Exchange
5.875% Guaranteed Notes due 2055	CRH/55	New York Stock Exchange
5.600% Guaranteed Notes due 2056	CRH/56	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01    Other Events.
As previously announced in CRH public limited company’s (‘CRH’) Current Report on Form 8-K filed with the Securities and Exchange Commission on June 22, 2026, CRH Americas, Inc. (‘Parent’), a Delaware corporation and indirect wholly owned subsidiary of CRH, Neon Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (‘Merger Sub’), and Arcosa, Inc., a Delaware corporation (‘Arcosa’), entered into an Agreement and Plan of Merger (the ‘Merger Agreement’), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Arcosa, with Arcosa being the surviving entity and becoming a wholly owned subsidiary of Parent (the ‘Merger’).

Also as previously announced on June 22, 2026, in connection and substantially concurrently with the Merger Agreement, CRH, as guarantor, and CRH America Finance, Inc., a Delaware corporation and indirect wholly owned subsidiary of CRH (‘America Finance’), as borrower, entered into a $5.75 billion bridge facility agreement (the ‘Bridge Facility’) with the lenders party thereto, under which the amounts borrowed may be used to pay, in part, the consideration payable under the Merger Agreement, the refinancing of certain of Arcosa’s existing debt and fees and expenses related to the Merger.

On July 17, 2026, CRH, as guarantor, and America Finance, as borrower, entered into a term loan facility agreement with the lenders party thereto, pursuant to which such lenders committed to provide a three-year $2.5 billion term loan facility (the ‘Term Loan Facility’). As a result of the Term Loan Facility, the commitments under the Bridge Facility were reduced to $3.25 billion. Borrowings under the Term Loan Facility bear interest at the Secured Overnight Financing Rate (SOFR) plus a margin determined in accordance with a ratings-based pricing grid. A ticking fee is payable on a quarterly basis based on a percentage of the applicable margin and calculated on the daily undrawn amount of the Term Loan Facility. The ticking fee rate is (i) 0% of applicable margin during the first three months after the effective date of the Term Loan Facility, (ii) 10% of applicable margin during the fourth month, (iii) 20% of applicable margin during the fifth month and (iv) 30% of applicable margin thereafter. The Term Loan Facility includes customary terms and conditions for investment-grade borrowers. There are no financial covenants. The availability of the loans under the Term Loan Facility is subject to the same conditions as the conditions under the Bridge Facility.

CRH expects to replace some or all of the remaining commitments under the Bridge Facility with one or more alternative financings prior to closing of the Merger. CRH anticipates that the definitive documentation governing such alternative financings will contain customary covenants for financing transactions of a similar nature and will carry an interest rate based on then current market conditions. The terms of such alternative financings are not committed, and the exact terms and interest rate of such financings will be subject to market conditions. There can be no assurance regarding if or when such alternative financings will be consummated or the terms of such financings. At closing, Parent expects to use the proceeds of the loans under the Bridge Facility and the Term Loan Facility (and/or such alternative financing), together with cash on hand, to pay its obligations in respect of the Merger Agreement.

Forward-Looking Statements

This Current Report on Form 8-K (this ‘Current Report’) contains statements that are, or may be deemed to be, forward-looking statements with respect to the Merger, including the proposed financing for the Merger and the use of proceeds therefrom. These forward-looking statements may generally, but not always, be identified by the use of words such as “will”, “anticipates”, “should”, “could”, “would”, “targets”, “aims”, “may”, “continues”, “expects”, “is expected to”, “estimates”, “believes”, “intends” or similar expressions. These forward-looking statements include all matters that are not historical facts or matters of fact at the date of this Current Report.

By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that may or may not occur in the future and reflect CRH’s current expectations and assumptions as to such future events and circumstances that may not prove accurate. You are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of the date of this Current Report. CRH expressly disclaims any obligation or undertaking to publicly update or revise these forward-looking statements other than as required by applicable law.

A number of material factors could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements, certain of which are beyond our control, and which include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to obtain the required approval of Arcosa’s stockholders; the failure to satisfy the other conditions to the completion of the Merger, including the receipt of required regulatory approvals; risks that the Merger disrupts CRH’s current plans and operations; the ability to recognize the anticipated benefits of the Merger; the amount of costs, fees, expenses and charges related to the Merger and the actual terms of the financing obtained in connection with the Merger; diversion of management’s attention from ongoing business operations and opportunities; potential litigation relating to the Merger; the effect of the pendency of the Merger on CRH’s and Arcosa’s business relationships, operating results and business generally; economic and financial conditions, including changes in interest rates, inflation, price volatility and/or labor and materials shortages; and the risks and uncertainties described under “Risk Factors” in Part I, Item 1A in CRH’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 as filed with the SEC and in CRH’s other filings with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 17, 2026

CRH plc

/s/ Aylwyn Bryan
By:	Aylwyn Bryan
Chief Financial Officer